UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 19, 2014

Date of Report (Date of earliest event reported)

HESS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-1204	13-4921002
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas

New York, New York 10036

(Address of Principal Executive Office)

(212) 997-8500

(Registrant’s Telephone Number, Including Area Code)

(Not Applicable)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 24, 2014, Hess Corporation (the “Company”) completed the sale of $300,000,000 aggregate principal amount of 1.30% notes due June 15, 2017 (the “2017 Notes”) and $300,000,000 aggregate principal amount of 3.50% notes due July 15, 2024 (the “2024 Notes”, and together with the 2017 Notes, the “Notes”) in a public offering through underwriters for whom J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBS Securities Inc., acted as representatives pursuant to an underwriting agreement dated June 19, 2014 (the “Underwriting Agreement”) among the Company and the representatives.

The Company intends to use the net proceeds of the offering of the Notes primarily to refinance the repayment of its $250 million 7.00% notes due 2014 and retire various lease obligations, as well as for working capital and other general corporate purposes.

The  Notes  were  registered  under  the  Securities  Act  of  1933  on   the  Company’s  automatic  shelf  registration statement on Form S-3ASR (File No. 333-179744), filed with the Securities and Exchange Commission on February 27, 2012 (the “Registration Statement”). The Notes were issued pursuant to an indenture, dated March 1, 2006, between the Company and The Bank of New York Mellon, successor-in-interest to JPMorgan Chase Bank, N.A., as trustee, which is filed as Exhibit 4 to the Company’s automatic shelf registration statement on Form S-3ASR (File No. 333-132145) (the “Indenture”).

The foregoing description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the forms of 2017 Note and 2024 Note, attached hereto as Exhibits 1.1, 4.1, 4.2 and 4.3 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated June 19, 2014, among Hess Corporation and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 1, 2006, between Hess Corporation and The Bank of New York Mellon as successor to JP Morgan Chase, as Trustee. Incorporated by reference to Exhibit 4 to Form S-3ASR (File No. 333-132145) filed with the Securities and Exchange Commission on March 1, 2006.

4.2	Form of 2017 Note.

4.3	Form of 2024 Note.

5.1	Opinion of White & Case LLP as to the legality of the 2017 Notes and the 2024 Notes.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of White & Case LLP (included as part of its opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2014

HESS CORPORATION

By:	/s/ Timothy B. Goodell
Name: Timothy B. Goodell
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 19, 2014, among Hess Corporation and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBS Securities Inc., as representatives of the several underwriters named therein.

4.1	Indenture, dated as of March 1, 2006, between Hess Corporation and The Bank of New York Mellon as successor to JP Morgan Chase, as Trustee. Incorporated by reference to Exhibit 4 to Form S-3ASR (File No. 333-132145) filed with the Securities and Exchange Commission on March 1, 2006.

4.2	Form of 2017 Note.

4.3	Form of 2024 Note.

5.1	Opinion of White & Case LLP as to the legality of the 2017 Notes and the 2024 Notes.

12.1	Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of White & Case LLP (included as part of its opinion filed as Exhibit 5.1 hereto).

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